Exhibit 10.1

FIRST AMENDMENT TO LOAN AGREEMENT

This FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”), dated as of May 15, 2026, is entered into by and among TUHURA BIOSCIENCES, INC., a Nevada corporation (“Borrower”), and PARKVIEW HOLDINGS ONE LLC, a Florida limited liability company (“Lender”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement referenced below.

RECITALS:

WHEREAS, Borrower and Lender are party to that certain Loan Agreement, dated as of April 21, 2026 (together with all exhibits and schedules thereto and any further amendments and modifications thereof from time to time made in accordance with the terms thereof being hereinafter referred to as the “Loan Agreement”); and

WHEREAS, Borrower and Lender desire to amend the Loan Agreement to incorporate certain terms that were agreed to between Borrower and Lender as of the Closing Date, but which, as the result of a scrivener’s error, were not reflected in the Loan Agreement.

NOW, THEREFORE, in consideration of the premises, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by the parties hereto as follows:

Section 1.
Incorporation of Recitals. The foregoing recitals are hereby incorporated into and made a part of this Amendment.
Section 2.
Amendments. It is hereby agreed and understood that, subject to the satisfaction of the conditions precedent set forth in Section 6 of this Amendment, the introductory clause of Section 7.05 of the Loan Agreement is hereby amended and restated as follows:

“Section 7.05 Limitation on Dispositions. Dispose of any of its property, whether now owned or hereafter acquired, or issue or sell any Equity Interests (other than Equity Interests of Borrower) to any Person, except:”

Section 3.
No Waiver. Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement or the other Loan Documents, or of any other contract or instrument between the Borrower or any Guarantor and the Lender, and the failure of the Lender at any time or times hereafter to require strict performance by the Borrower or any Guarantor of any provision thereof shall not waive, affect or diminish any right of the Lender to thereafter demand strict compliance therewith. The Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between the Borrower or any Guarantor and the Lender.

Section 4.
Reaffirmation of Obligations. Borrower hereby reaffirms its obligation to repay the Obligations in accordance with the terms and provisions of the Loan Agreement and all of the Loan Documents to which it is a party.
Section 5.
Other Agreements.
A.
This Amendment shall be deemed to be part of, and a modification to, the Loan Agreement, and shall be governed by all the terms and provisions of the Loan Agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each party thereto enforceable against such person or entity, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and general principles of equity.
B.
Notwithstanding anything to the contrary contained herein or otherwise, this Amendment shall be considered a Loan Document for all purposes.
Section 6.
Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction, or waiver by Lender, of the following conditions precedent on or before the date hereof (or such other date as shall be acceptable to Lender):
A.
Lender shall have received a copy of this Amendment executed by Borrower, together with a copy of the Consent and Reaffirmation attached hereto executed by each Guarantor.
B.
The following statements shall be true and correct and, by executing and delivering this Amendment to Lender, hereby certifies that the following statements are true and correct as of the date hereof:
(i)
Since the Closing Date, there has been no change which has had or would reasonably be expected to have a Material Adverse Effect;
(ii)
Each of the representations and warranties made by Borrower in or pursuant to the Loan Documents is true and correct in all material respects (or, as to any representation and warranty that is qualified by materiality or Material Adverse Effect, in all respects) on and as of the date of this Amendment with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (or, as to any representation and warranty that is qualified by materiality or Material Adverse Effect, in all respects) on such earlier date;
(iii)
No Event of Default or Default has occurred and is continuing or would result immediately after giving effect to this Amendment;
(iv)
No consents, licenses or approvals are required in connection with the execution, delivery and performance by Borrower of this Amendment or the validity or enforceability against Borrower of this Amendment which have not been obtained; and
(v)
Borrower is in compliance in all material respects with all the terms and provisions set forth in the Loan Agreement, this Amendment and all of the Loan Documents on its part to be observed or performed.
Section 7.
Miscellaneous.
A.
In connection with this Amendment, Borrower hereby agrees to pay all costs and expenses as required under Section 9.03(a) of the Loan Agreement.
B.
Except as expressly amended, modified and supplemented by this Amendment, the Loan Agreement and the Loan Documents are and shall continue to be in full force and effect in accordance with the terms thereof.
C.
This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof.
D.
This Amendment shall be construed and enforced in accordance with the laws of the State of Florida, without reference to the choice of law or conflicts of law principles of such state.
E.
The headings contained in this Amendment are for ease of reference only and shall not be considered in construing this Amendment.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER:

TUHURA BIOSCIENCES, INC. By: /s/ James Bianco Name: James Bianco, M.D. Title: Chief Executive Officer
LENDER: PARKVIEW HOLDINGS ONE LLC By: /s/ Vijay Patel Name: Vijay Patel Title: Manager

CONSENT AND REAFFIRMATION

May [●], 2026

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Loan Agreement (the “Amendment”); (ii) consents to Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; (iv) acknowledges and agrees that (x) after giving effect to the Amendment, neither the Amendment or any other Loan Documented effected pursuant to the Amendment nor the execution, delivery, performance or effectiveness of the Amendment or any other Loan Document shall impair the validity, effectiveness or priority of the Liens granted pursuant to the Security Documents (as in effect immediately prior to the date hereof, the “Existing Security Documents”) and such Liens shall continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; and (y) neither the modification of the Laon Agreement effected pursuant to the Amendment nor the execution, delivery, performance or effectiveness of the Amendment requires that any new filings be made or other action taken to perfect or maintain the perfection of such Liens; and (v) the priority position of Lender with respect to such Liens, the Collateral in which a security interest has been granted pursuant to the Existing Security Documents, and the ability of Lender to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected by modification of the Loan Agreement effected pursuant to the Amendment or by the execution, delivery, performance or effectiveness of the Amendment. Each of the undersigned hereby affirms that, except as set forth in the Amendment, nothing contained therein shall modify in any respect whatsoever any Loan Document to which the undersigned is a party and reaffirms that each such Loan Document is and shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has consented to and acknowledged the same, each of the undersigned understands that the Lender has no obligation to inform the undersigned of such matters in the future or to seek the undersigned’s consent or acknowledgement or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

[signature page follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of the Amendment.

ADGERO BIOPHARMACEUTICALS HOLDINGS, INC., a Delaware corporation By: Name: James Bianco, M.D. Title: Chief Executive Officer
ADGERO BIOPHARMACEUTICALS, INC., a Delaware corporation By: Name: James Bianco, M.D. Title: Chief Executive Officer
TUHURA BIOSCIENCES, INC., a Delaware corporation By: Name: James Bianco, M.D. Title: Chief Executive Officer
KINETA, LLC, a Delaware limited liability company By: Name: James Bianco, M.D. Title: President

[Signature Page to Consent and Reaffirmation]